EDWARD JONES MONEY MARKET FUND

Supplement dated October 12, 2018

to the Statement of Additional Information (the “SAI”)

dated July 1, 2018

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective as of October 5, 2018, David Levenson resigned as Chair and Trustee of the Board of Trustees (the “Board”) of Edward Jones Money Market Fund (the “Fund”), and effective as of October 11, 2018, Lena Haas was appointed by the Board as Chair and Trustee of the Board. In addition, Rebecca A. Paulzine no longer serves as Assistant Secretary of the Fund. Therefore, the SAI is hereby amended and supplemented as follows.

1.    All references to David Levenson are hereby deleted.

2.    All references to Rebecca A. Paulzine are hereby deleted.

3.    The following information is hereby added to the “Interested Trustees Background, Qualifications, and Compensation” table under the section entitled “Trustees and Officers”:

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for Past Five Years	Other Directorships Held During Past Five Years	Qualifications	Aggregate Compensation from Fund and Fund Complex (fiscal year ended February 28, 2018)**
Lena Haas* Born: 1975 Chair and Trustee Indefinite Term Began serving: October 2018	Principal, Banking and Trust Services at Edward Jones (November 2017 – present); Senior Vice President, Head of Investing Product Management and Retirement, E*TRADE Financial and President of E*TRADE Capital Management (2011 – 2017)	Director, Craft Alliance Center of Art and Design	Ms. Haas has held a variety of leadership roles at Edward Jones and other financial services firms, in which she gained extensive experience with mutual funds and other investment products. She also currently serves on the board of a non-profit organization.	$0

*	Ms. Haas is an “interested person,” as defined under the 1940 Act, of the Fund by virtue of her affiliation with the Adviser’s parent company and the Distributor.

**

No Trustee oversees, nor receives compensation from, any other fund within the Fund Complex. The Fund Complex includes the Fund and the nine series of the Bridge Builder Trust, which are advised by Olive Street Investment Advisers, LLC, an affiliate of the Adviser.

4.    The following information is hereby added to the “Board Ownership of Shares in the Fund as of December 31, 2017” table under the section entitled “Trustees and Officers”:

Interested Board Member Name	Dollar Range of Shares Owned in Edward Jones Money Market Fund and Family of Investment Companies*
Lena Haas	Over $100,000

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